BRANDYWINE BLUE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.
ANNUAL REPORT
SEPTEMBER 30, 1997

DEAR FELLOW SHAREHOLDERS:

We are excited to report that you finished the fiscal year with a 19.9 percent jump in performance for the quarter! Your return more than doubled the 7.5 percent gain in the S&P 500 and beat the 16.3 percent gain in the Nasdaq Industrials and the 15.7 rise in the S&P Midcap. For the entire fiscal year, you saw an increase of 41.6 percent as your Fund's net asset value per share grew more than $10!

Our investment credo "Never Invest in the Stock Market, Invest in Individual Businesses" caused Forbes to rank the Brandywine Funds family as the #1 performer with assets over $1 billion for the last 10 years as we reported to you a few weeks ago.

The Forbes ranking highlights the long-term benefits of sticking to our time-
                                  ---------
tested strategy of investing in dynamic companies of all sizes that are experiencing dramatic earnings growth. The latest quarter's surge in your Fund provides a very good answer when people say "What have you done for us lately?" Those of you who've been with us longer term can also ask that question and receive a positive response. For the most recent five years, your Fund returned 234 percent, or 27.3 percent on average, compared to the S&P 500's 157 percent rise.

MOST RECENT FIVE YEAR

NASDAQ IND.             121.5%
IBD*<F1>                125.1%
S&P MIDCAP              129.6%
LIPPER GROWTH*<F1>      137.7%
S&P 500*<F1>            156.7%
YOUR FUND*<F1>          234.1%

* <F1>TOTAL RETURN
IBD = Investor's Business Daily Mutual Fund Index

Your research team continues to garner kudos from professional investment consultants, financial advisors, and financial planners who compare us to other mutual fund managers for our ability to manage our growth and capitalize on the resources this growth has provided.

We believe the secret to this success is organizing into small hard-hitting teams which allows our forced displacement (Pigs at the Trough) theory to work more effectively and also to maintain accountability on a very basic level. At the end of the day, each one of your researchers clearly knows his or her reward system is linked to how the stocks under each of their watchful eyes perform -- no committee system here!

Your companies' earnings grew 45 percent in the latest 12 months and 46 percent in the most recent quarter, three times the S&P 500's companies' earnings growth of 15 percent.

Based on next year's earnings estimates, your companies' average p/e ratio of 20 versus 19 for the S&P as measured by William O'Neil & Company, publishers of Investor's Business Daily, gives superior growth for virtually the same p/e level. We also expect these com-panies to do better than Wall Street's current
                                             ------
estimates.

COMPANY GROWTH
AVERAGE INCREASE LATEST 12 MOS. EARNINGS
YOUR COMPANIES 45%
S&P 500        15%

AVERAGE INCREASE LATEST QUARTERLY EARNINGS
YOUR COMPANIES 46%
S&P 500        15%

One of your current biggest gainers, identified by researcher David Harrington, is Compaq Computer, which gained over 87 percent in this quarter alone providing you with nearly $11 million in gains. Phoenix-based researcher Diane Hakala contributed EMC Corp. which added nearly $7 million to your Fund. Mark Lapolla's SCI Systems, A.J. Berk's J. Ray McDermott, and Jon Fenn's CompUSA provided over $3 million apiece this quarter.

Clarke Adams selected FIRSTPLUS Financial which leapt over 65 percent for the quarter and John Ragard garnered a 60 percent return in Vintage Petroleum. Consultant Hank Bannister's purchase of Micro Chip Tech gained 52 percent and Jackson-based researcher Andy Graves picked Nordstrom which grew 30 percent.

Contributions were spread across your research team. In fact, I don't have enough room to recognize everyone but I can tell you that 43 separate holdings had gains of over 25 percent for you during the quarter!

The perceived negative impact a strong U.S. dollar could have on earnings of mega-cap, multi-national companies like Coca-Cola, Proctor & Gamble and McDonalds moves investor interest back to smaller and mid-cap companies that conduct the vast majority of their business here in the U.S. and therefore don't suffer from currency exchange issues. The dollar in recent months rose 8 percent against the yen and nearly 5 percent against the pound.

The reduction of the maximum capital gains rate could unleash gains of large cap companies which have experienced huge price earnings expansion over the last couple of years. Individual investors who have been in large cap companies may be more inclined to realize their gains.

Growth stocks provide their return through price appreciation (capital gain) rather than dividends (taxed as ordinary income). Additionally, in the past 24 months the large companies of the S&P 500 soared 69 percent while the smaller companies of the Nasdaq Industrials grew only 46 percent. These two factors auger well for possible better performance from the more dynamic companies comprising your portfolio.

We are very encouraged by the new, lower capital gains tax rate and its impact on those of you who have entrusted your hard-earned assets to us to manage. I am a strong supporter of empowering individuals, and any legislation leaving more money in your hands as opposed to the government's is a step in the right direction.

Fortunately, this legislation will have no impact on our investment process. We will continue to buy and hold companies that have outstanding appreciation potential until we are able to identify other companies that have MORE appreciation potential to displace the original company. This sell discipline has been a cornerstone of our process since 1974.

Along with the tax legislation there has been other news in Washington. The Federal Reserve Board stood pat at their September 30 meeting in light of few tangible signs of inflation. The Fed funds rate remains at 5.5 percent where it has stayed since March 25.

Economic growth allowed the Congressional Budget Office to announce early in September that the budget deficit for fiscal 1997 would be only $34 billion versus the previously expected $115 billion and that there was a projected surplus in 2002. When is the last time you heard budget surplus in the same breath as government?

Thank you for your ongoing confidence. We are grateful for it. We are keenly aware that it is what we do for you in the future that counts. We strive to provide you the type of returns that all of our long-term shareholders have enjoyed.

Since inception, your Fund is up 354 percent, 25.3 percent annualized, compared to just 260 for the S&P 500 -- almost a five-fold increase!

SINCE INCEPTION
JANUARY 10, 1991

IBD*<F2>                169.9%
LIPPER GROWTH*<F2>      233.0%
NASDAQ IND.             249.3%
S&P 500*<F2>            259.9%
YOUR FUND*<F2>          354.4%

*<F2>TOTAL RETURN

We continue to be committed to the same investment strategy that provided these returns, and are invested right along with you, having our Friess Associates pension plan, and all of Lynn's and my equity assets in either Brandywine or Brandywine Blue Funds.

Over $15 million of "insider" investments keep us ever focused on dedicating each working day to growing your hard-earned assets. During the quarter an additional $50 million was entrusted to the Fund, increasing our desire to always warrant the trust you've placed in us.

We look forward to a continuing long-term relationship. Please let us know how we can serve you better. Thanks for the opportunity to work for you.

God Bless!

/s/ Foster Friess
President
October 8 1997

TOP TEN . . .

There were a few shifts in your Top Ten this quarter. Riding the $11 million in gains in Compaq Computer which grew 87 percent in the quarter, Computers & Related moved from number four in June to the 2nd spot currently. New purchases in Creative Technology, Sun Microsystems, Silicon Graphics, and Unisys as well as a net gain of 6.7 million in EMC Corp., also bumped up this group.

Semiconductors & Related moved up from number eight to number four this quarter. You purchased Analog Devices, International Rectifier, Atmel, Credence Systems, KLA-Tencor, and Texas Instruments which together have already netted more than $3.2 million in gains.

You've added Cadence Design, up $630,000, Computer Associates, with $750,000, and Synopsys with $408,000, to increase your Software holdings to the number one group with 12.3 percent.

With gains of $1.9 million from new holdings Applied Power, Dana Corp. and Trinity Industries, Machinery/Construction & Miscellaneous Manufacturing joins the Top Ten this quarter with 5.5 percent. Financial/Business Services is also a new group and is at number six. Department Stores and Electronics fell from your Top 10 to make room for these new groups.

TO TEN INDUSTRY GROUPS

Software                      12.3%
Computers & Related           11.1%
Oil/Gas Field Services        10.5%
Semiconductors & Related       9.8%
Specialty Retailing            9.6%
Financial/Business Services    6.2%
Machinery/Construction &
  Miscellaneous Manufacturing  5.5%
Transportation & Related       5.3%
Communications                 4.2%
Networking                     3.6%
Cash                           1.1%
All Others                    20.8%

HIGHLIGHTS

COMMUNICATIONS

With sales figures tripling from many of its top 20 customers like Home Depot, and new relationships with such well known companies as GTE, GENERAL CABLE CORP. penetrates both international and domestic markets. Your company manufactures and markets its wire and cable products to retailers, OEMs (original equipment manufacturers) and distributors.

Canadian sales are up 40 percent, and upcoming acquisitions in Europe and Mexico help strengthen General Cable's international presence.

According to CEO Steve Rabinowitz, these increased sales result from your company's "Power of One" strategy which provides a one-stop-shopping solution for its customers. Key to this strategy is the fact that General Cable offers more products than any other cable manufacturer or distributor and provides extraordinary customer service and education about the products (which is unusual for a commodity business like cable distribution). As management learns more about the manufacturing process and its customers' needs, they find ways to cut costs even more.

With just two quarters on record, analysts predict earnings of $2.11 for this year and expect 17 percent growth in earnings for 1998. Revenues in the June quarter were $292 million, up from $251 million in March.

Purchased for you in August at $31, your shares are up to $36 today.

DEPARTMENT STORES

After suffering from increased competition from specialty retailers and sluggish retail sales in California and the Pacific Northwest during 1995-1996, NORDSTROM, INC. is staging a strong comeback this year. Driven by a more fashion-conscious consumer, better sales of higher priced shoes, accessories, and designer labels have propelled both same-store sales and margins.

Your company operates 86 stores in 18 states, with sales in the last 12 months of over $4.6 billion. Nordstrom slowed store expansion when sales growth weakened in the mid-1990s, but is now opening new stores at a faster clip than most other full-line department store chains.

Dan Nordstrom, President, recently explained that the Garden City, NJ, West Hartford, CT and Cleveland store openings in August and September will help bring total square footage growth to 6 percent for 1997, with another 8-10 percent growth planned for 1998.

 In the July quarter, Nordstrom expanded earnings 38 percent to $.76 on a 9 percent gain in revenues.

Purchased at $46 in May, your shares are at $64, a 39 percent increase.

OIL/GAS FIELD SERVICES

J. RAY MCDERMOTT is the largest marine construction company in the world. With over 50 percent of the total market, your company designs, constructs, moves, and installs platforms and pipelines for offshore oil and gas production in Southeast Asia, the Middle East, the North Sea, and West Africa. Currently, most of its projects are in the Gulf of Mexico.

With total backlog in primary contracts and joint ventures at approximately $4.2 billion and an exclusive, two-year contract with Shell for deep-water projects approaching 3,000 feet, J. Ray dominates the industry.

A new management team led by CEO Roger Tetrault outlined a four-point program to lead J. Ray to increased profitability through cost controls and more lucrative levels of engineering from existing and new contracts. Roger tells us that operating expenses will be cut back to $48 million in fiscal 1999 compared to $67 million for fiscal 1997.

Earnings were up 44 percent last quarter from $.09 to $.13 and revenues climbed 19 percent to $465 million.

Your shares sell today at $49, a price 80 percent higher than when you purchased it in June.

SOFTWARE

What do Chuck Yeager and Michael Jordan have in common? They're both part of a creative consultant team which helps design such video games as Wing Commander III, NBA Live '97, Road Rash, PGA Tour Golf, Madden Football and NHL Hockey for entertainment software company, ELECTRONIC ARTS INC.

Operating much like a movie studio, your company works with producers who coordinate artists, writers, animators, sound engineers, musicians, set designers, and programmers to produce the games. This setup allows for quick turnaround on all its products.

Electronic Arts products operate on PC's, Macs, SEGA, Saturn, Nintendo 64 and Sony Playstation. The accelerating sales of Playstation particularly fuels sales of EA's games.

In the recent June quarter, revenues were $118 million, rising 46 percent from last year and earnings grew to $.03 versus $.01.

Electronic Arts is gaining market share. Stan McGee, CFO, told us about the recent acquisition of Maxis and that once EA's distribution, sales, and marketing functions are integrated and functioning there, your company should benefit.

Jumping 45 percent since purchase in January, your shares are at $39 today.

TRANSPORTATION

During the recent UPS strike, a direct competitor to the shut-down company, RPS, handled a record number of shipments. This small-package business-to-business carrier is an operating unit of your company CALIBER SYSTEM, INC. Other divisions include Viking Freight, a domestic carrier of shipments less than 10,000 pounds, and Roberts Express, which transports high-security, hazardous, and fragile shipments.

New management, including Lou Valerio, CFO, improved on-time delivery of its RPS unit after shutting down the less profitable operations of the company.

Caliber's largest subsidiary, Roadway Express, which dealt in the long-haul LTL (less-than-truckload) business, was spun off in late 1995.

In the June quarter, earnings vaulted to $.62 versus only $.01 last year. For calendar '97, analysts anticipate earnings to be ten times the $.25 posted for '96.

Your shares finished the quarter at $54, up 54 percent since purchase in June.

As we go to press today, we learned that yesterday Federal Express announced that it would buy the company in a stock swap. Caliber closed at $59.25 as a result.

FELLOW SHAREHOLDER . . .

In 1993 at a charity event in Palm Springs, Orville Krieger met Foster Friess, and was so impressed by their discussion about your sister Brandywine Fund, that Orv did some investigating on the Fund's performance on his own. "My only regret," Orv laments, "is that I did not meet Foster earlier. I am extremely pleased with my results and have made many new friends by telling them about Brandywine."

Orv is a real estate guru, particularly in the hospitality property business. He and his wife, Mary, founded Krieger Nationwide Real Estate in 1960, a company dealing exclusively in the brokerage of hospitality properties throughout the U.S.

In 1982, they moved to Phoenix where Orv formed a partnership with Jay Snyder to launch Krieger & Snyder Nationwide Real Estate, nationally recognized brokers of fine hotels and resorts.

"IT IS MY FERVENT DESIRE TO HELP MATCHPOINT GO NATIONWIDE AND TO SPEND THE REST OF MY LIFE SERVING HIM IN THIS MANNER."

Noted for his business acumen, it didn't take long for Orv to also be recognized for his commitment to the Christian principles by which he lives.

In 1976, seizing a good opportunity, Orv purchased a 140-unit Holiday Inn just minutes from the airport in Spokane, Washington. Others in the industry applauded Orv's keen business sense until they learned he would close the hotel's primary money maker -- the bar.

He didn't feel comfortable running a business that so strongly conflicted with his own personal beliefs. In its first five years of operation under Orv's leadership, the hotel's food sales went up 20 per-cent while room bookings rose 30 percent. And, while the business could thrive even more from alcohol sales, Orv doesn't mind as he grins and says, "Beliefs aren't worth much if a fella's not ready to live by them."

Orv continues to follow this credo. His latest project, MatchPoint, is a perfect example. After two years of planning, MatchPoint was launched last spring and seeks to stop the cycle of crime by intervening when a life of crime just begins, in adolescence.

So many children today -- particularly those in the inner-cities -- lack the parental guidance they need to develop into mature, responsible adults. These rebellious, angry, lonely, misguided youth often come from poor, abusive, single-parent homes, and they are looking for a role model who will be a friend, confidant, advisor, and listener. Oftentimes, the only example these children have is a drug-addicted parent, shackled by the pain that comes from living in and out of prison.

MatchPoint takes these at-risk children (ages 8-13) and pairs them up with a kind, caring, dependable adult mentor in hopes to provide them with support, encouragement, and a sense of self-worth. MatchPoint feels that the single most effective way to change the negative course in a child's life is the presence of one committed adult.

A ministry of Prison Fellowship, MatchPoint exists just in Phoenix currently, but plans are underway to expand nationally. Orv is committed to this cause. "It is my fervent desire to help MatchPoint go nationwide and to spend the rest of my life serving Him in this manner."

We applaud Orv for his desire to help others, and we are honored to have the chance to grow his assets, which, in turn, will help this worthwhile effort.
- Rebecca Buswell

DIANE . . .

You currently have the U.S. national champion female stunt pilot picking stocks for your Fund! Phoenix-based researcher, Diane Hakala, is a member of the United States Aerobatic Team and most recently won the United States National Championship in Sherman, Texas! Prior to this her best performance was a 2nd second place finish at the International Aerobatic Club Championships held in Fond du Lac, Wisconsin in August. Last year she flew to a 4th place finish among women and 14th overall at the World Championships.

An ace in the air, Diane is also an expert in selecting companies for you and sees similarities between her flying and stock-picking. "Central to our investment strategy is finding those companies that are performing better than others expect. To do that, I have to analyze and combine critical information quickly, just as I do in flight. And, I have to be confident enough to make decisions fast."

"CENTRAL TO OUT INVESTMENT STRATEGY IS FINDING THOSE COMPANIES THAT ARE PERFORMING BETTER THAN OTHERS EXPECT."

Never was that more important in her flying experience than three years ago when her plane's engine failed completely and Diane had ten seconds to decide her course of action. She landed the plane without power, completely destroying her craft but emerging with just a fractured ankle.

Diane joined Friess Associates' Delaware office in 1991, but in 1993 when we opened an office in Phoenix, she eagerly moved there to enjoy the open desert spaces perfect for practicing her flying maneuvers. Before Friess, she worked at International Telephone and Telegraph as a computer programmer and at Morgan Stanley & Co. as a systems analyst. Her knack for picking computer stocks comes from this experience.

Some of the big winners she's chosen include EMC Corp., BMC Software, Bay Networks, Autodesk and Texas Instruments, together bringing in more than $20 million in gains.

Originally from central Massachusetts, Diane stayed in New England for college and attended Wesleyan University, graduating Cum Laude with a BA in History. During college and high school, Diane became an accomplished trumpeter and played with the Worcester Symphony Orchestra and the Greater Boston Youth Symphony.

When she's not working, you can find Diane out on the golf course or in a karate studio. But, looking to bring home the Gold for the United States next July, you're most likely to see Diane in the air practicing her moves!
-Rebecca Buswell

  We were thrilled to receive postcards and notes from over 2,500 of our fellow shareholders whose investments are handled through such organizations as Charles Schwab and Fidelity. Thanks for your comments, and welcome to the family. We would love to hear from the rest of you. If you invest through an intermediary, please allow us to include you in our database by sending your name and address to Jenni Weldon at the P.O. Box or Internet address listed on the back page.

PAUL . . .

Coming to Friess Associates from Texas, Paul Hopkins joined your trading desk nearly a year ago, bringing with him more than ten years experience. Just prior to making trades for your Fund, Paul spent seven years as the head trader at the $48 billion Texas Teachers' Retirement System in Austin.

Paul graduated with a BBA in Finance and Accounting from Texas A&M University in 1984. Following graduation, he returned to his native Houston and began his career in the investment business with AIM Management as an account administrator on the money market desk. After only a year, Paul moved to the equity desk. Paul then headed for Austin to join TRS which turned out to be a wise move as he met and married his wife, Carol, who also worked there.

"My role at Friess Associates is to buy and sell large blocks of stock as discreetly and efficiently as possible for the benefit of our shareholders and clients," Paul explains. "Accomplishing that task depends on our ability to prioritize and process the vast amount of information we receive every day. The price, the position and the timing have to be right, and the teamwork atmosphere on the desk enables us to facilitate this part of the job rather smoothly."

"HIS GRASP OF THE ELECTRONIC TRADING NETWORKS INSTINET & POSIT HAS BROUGHT A NEW DIMENSION TO OUR FIRM..." Pat Kealey

Executing buy orders from researcher Carl Gates, Paul was able to secure relatively low (between $13 and $14) average cost prices for CellStar and DSP Group, whose prices are now approaching $40. And, when researcher Mark Lapolla determined it was time to get out of ESS Technology, Paul completed selling it at $22 before it subsequently dropped to $13. These buy and sell decisions are made by the research team, but it is Paul and the rest of the traders that actually implement them for you.

Not only are Paul's trading skills impressive, but he also knows very well the computer programs that our trading team now uses daily. Fellow trader Pat Kealey applauds Paul, saying, "His grasp of the electronic trading networks INSTINET & POSIT has brought a new dimension to our firm that directly benefits our shareholders and clients. These networks allow for complete trading anonymity. Our trades take place around the last listed executions without any real market impact. Paul has been instrumental in our ability to use and master these networks."

Paul's favorite time is spent with Carol and their two-year-old daughter, Alison. But, you'll also find him enjoying sports, especially basketball and golf, as well as camping, and working in the yard.
- Rebecca Buswell

"EXTERNAL" RESEARCH RESOURCE . . .

When Greg Cote joined Robertson Stephens, he also joined the external research resource network for Friess Associates. This year alone, such top winners as Texas Instruments, Compaq Computer, DSC Communications, and Cisco Systems were all in your Fund thanks to Greg's work.

"What sets Friess Associates apart from the rest of Wall Street is their ability to anticipate change. My role with Friess is to help the research team manage inflection points of the stocks they follow," Greg explains. "Those changing points could be caused by a shift in the fundamentals, a new product, or modified earnings numbers. I try to be on the lookout for these changes so Andy, David, Diane, or any of the Friess research team can sell or buy at the right time."

"GREG LOOKS AT THE ENTIRE INDUSTRY, INCLUDING COMPETITORS, WHICH ALLOWS HIM TO ASSESS PITFALLS THAT MIGHT LIE AHEAD."

David Harrington, who selected Compaq, says Greg is an excellent idea generator. "His interaction with company managements affords him the opportunity to better understand how a company adapts to a particular product cycle or transition within their industry," relates David. "Greg looks at the entire industry, including competitors, which allows him to assess pitfalls that might lie ahead."

Greg gleans this information for your Fund by attending conferences, following road shows, and visiting with company managements. Oftentimes a Friess researcher will join him at these conferences and it was on just such an occasion that Greg met his wife, Mary Jo. He was at a technology conference in Las Vegas with a few of your research team. So, Greg's affinity for working with your researchers goes beyond sharing a knack for picking great stocks -- they were around when he picked his wife!

Before Greg moved to San Francisco to launch his career with Robertson Stephens, he worked at C.J. Lawrence, which is now DMG. Prior to that he was an investment banker. Greg earned a BS in Finance from Lehigh University.

Born and raised in New Jersey, Greg is a transplanted westerner, but likes living out West mainly because it puts him in close proximity to the Rockies where he enjoys hitting the slopes. When Greg travels to Jackson Hole and visits with our research team there, he tacks on a few extra days in order to get in some skiing.
-Rebecca Buswell

ALL IS NOT ROSES . . .

Or is it? This quarter was a banner one for you, with 14 stocks gaining more than $2 million apiece, while only one holding dropped back by that amount. That sole holding was Hollywood Entertainment, which was sold.

There were three stocks which lost more than $1 million this quarter -- Western Digital, Corning Inc., and Cognos Corp. You've sold Corning and Cognos, but still own Western Digital.

Your largest gainer this quarter was Compaq Computer, bringing in $11 million! The next big winner was EMC Corp. with $7 million, followed by National Semiconductor, Comp USA, SCI Systems, and J. Ray McDermott which each gained over $3 million. Dell Computer, Bay Networks, Caliber Systems, Conseco, and Best Buy Co. each rose by more than $2.5 million during the quarter.

Vintage Petroleum, BJ Services, and BMC Software, rounded out the over $2 million gainers, and there were 18 other companies that rose more than $1 million this quarter.

KUDOS FOR YOUR SISTER FUND . . .

 FORBES -- Brandywine is the #1 performing fund family for the last ten years for all those managing more than $1 billion in assets. August 1997
                                                               ----

 MONEY -- Out of a total of 368 funds, Brandywine Fund named among those that "Refuse to Lose." One of only ten funds that made money every calendar year for the last ten years, Brandywine's ten and five year returns outpaced the other nine funds listed. May 1997
                    --------

 THE WALL STREET JOURNAL -- For the five years ended May 31, 1997, Brandywine is the #1 performer of the 45 largest U.S. equity mutual funds with its 189 percent return which outdistanced the closest competitor by 25 percentage points.
June 1997
---------

 WORTH -- Brandywine is dubbed an "Emerging Fund Family . . . having ranked in the top 5 percent of their peer group over five years." May 1997
                                                        --------

 MUTUAL FUNDS MAGAZINE -- Brandywine picked as one of 13 funds to choose if you want to "Get the Most Bang for Your Buck." April 1997
                                           ----------
(PRICE WATERHOUSE LOGO)

PRICE WATERHOUSE LLP
100 EAST WISCONSIN AVENUE
SUITE 1500
MILWAUKEE, WI 53202

REPORT OF INDEPENDENT ACCOUNTANTS

October 7, 1997

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE BLUE FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Blue Fund, Inc. (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period from January 10, 1991 (commencement of operations) to September 30, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 1997

         SHARES                                                        QUOTED
   OR PRINCIPAL                                                        MARKET
         AMOUNT                                              COST       VALUE
   ------------                                             -----     -------

COMMON STOCKS - 98.9% (A)<F4>

            APPAREL & SHOES - 1.6%
     80,000 Intimate Brands, Inc.                 $1,461,273       $1,865,040
    102,200 Liz Claiborne, Inc.                    2,925,530        5,614,664
     75,000 The Warnaco Group, Inc.                2,109,235        2,381,250
                                                ------------      -----------
                                                   6,496,038        9,860,954

            THIS SECTOR IS 51.8% ABOVE YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.2%
     40,000 Federal-Mogul Corp.                    1,140,125        1,485,000

            THIS SECTOR IS  30.2% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 4.2%
     40,000 Allen Telecom Inc.*<F3>                  998,708        1,140,000
     40,000 Boston Technology, Inc.*<F3>           1,032,412        1,355,000
     32,100 Comverse Technology, Inc.*<F3>         1,579,026        1,693,275
    206,400 DSC Communications Corp.*<F3>          5,863,842        5,560,003
    110,000 DSP Communications, Inc.*<F3>          1,765,621        2,303,180
    114,300 ECI Telecom Ltd.                       2,719,352        3,700,463
     20,000 Essex International, Inc.*<F3>           767,152          770,000
     20,000 General Cable Corporation*<F3>           620,000          710,000
    171,900 Tellabs, Inc.*<F3>                     5,715,728        8,852,850
                                                ------------      -----------
                                                  21,061,841       26,084,771

            THIS SECTOR IS 23.8% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 11.1%
    312,500 Compaq Computer Corp.*<F3>            13,333,445       23,359,375
     50,000 Creative Technology Ltd.*<F3>          1,088,540        1,278,150
      2,500 Dell Computer Corp.*<F3>                  21,722          242,187
    349,700 EMC Corp. (Mass.)*<F3>                10,749,809       20,413,738
     36,000 Sequent Computer Systems, Inc.*<F3>      976,500          893,268
    115,500 Silicon Graphics, Inc.*<F3>            3,000,046        3,031,875
    112,900 Sun Microsystems, Inc.*<F3>            5,227,337        5,285,188
     75,400 Symbol Technologies, Inc.              3,331,160        3,312,925
    100,000 Unisys Corporation*<F3>                1,395,350        1,531,300
    225,000 Western Digital Corp.*<F3>            10,142,840        9,014,175
                                                ------------      -----------
                                                  49,266,749       68,362,181

            THIS SECTOR IS 38.8% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 2.8%
    210,000 Family Dollar Stores, Inc.             3,077,410        4,790,730
    120,000 Federated Department Stores, Inc.*<F3> 5,027,492        5,175,000
     26,800 Fred Meyer, Inc.*<F3>                  1,195,781        1,427,100
     95,000 Nordstrom, Inc.                        4,378,768        6,056,250
                                                ------------      -----------
                                                  13,679,451       17,449,080

            THIS SECTOR IS 27.6% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 0.8%
    103,200 Kent Electronics Corp.*<F3>            3,323,633        4,076,400
     25,000 Tech Data Corp.*<F3>                     736,980        1,150,000
                                                ------------      -----------
                                                   4,060,613        5,226,400

            THIS SECTOR IS 28.7% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 3.4%
     20,000 The DII Group Inc.*<F3>                  570,000          655,620
     18,900 Microchip Technology Inc.*<F3>           612,995          853,448
    180,000 SCI Systems, Inc.*<F3>                 3,565,625        8,921,340
     45,000 Teradyne, Inc.*<F3>                    1,914,187        2,421,585
     45,000 Varian Associates, Inc.                2,671,807        2,795,625
    114,200 Waters Corp.*<F3>                      3,743,405        5,046,270
                                                ------------      -----------
                                                  13,078,019       20,693,888

            THIS SECTOR IS 58.2% ABOVE YOUR FUND'S COST.

            FABRIC/TEXTILES - 0.6%
     50,000 Unifi, Inc.                            1,596,750        2,046,900
     40,400 WestPoint Stevens Inc.*<F3>            1,333,200        1,666,500
                                                ------------      -----------
                                                   2,929,950        3,713,400

            THIS SECTOR IS 26.7% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 6.2%
    212,700 AccuStaff Inc.*<F3>                    5,622,894        6,700,050
     75,000 AMRESCO, Inc.*<F3>                     2,163,461        2,784,375
     76,500 Danka Business Systems PLC ADR         3,437,865        3,404,250
     44,800 Finova Group, Inc.                     4,218,164        4,239,200
      4,000 FIRSTPLUS Financial Group, Inc.*<F3>     132,000          224,500
     68,500 First Union Corporation (N.C.)         3,346,439        3,429,315
     66,000 FIserv, Inc.*<F3>                      2,735,798        2,895,750
     25,000 Herman Miller, Inc.                    1,063,798        1,337,500
    164,000 Ogden Corp.                            3,412,512        3,874,500
    105,000 Providian Financial Corporation        3,555,889        4,167,240
     50,000 United Companies Financial Corp.       1,597,320        1,575,000
    116,000 Valassis Communications, Inc.*<F3>     2,871,131        3,697,500
                                                ------------      -----------
                                                  34,157,271       38,329,180

            THIS SECTOR IS 12.2% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 0.9%
    100,000 Brinker International, Inc.*<F3>       1,711,320        1,781,300
     50,000 CKE Restaurants, Inc.                  1,988,070        2,100,000
     19,000 Foodmaker, Inc.*<F3>                     365,702          357,447
     46,000 Outback Steakhouse, Inc.*<F3>          1,127,876        1,270,750
                                                ------------      -----------
                                                   5,192,968        5,509,497

            THIS SECTOR IS 6.1% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 0.9%
    125,000 Beverly Enterprises, Inc.*<F3>         1,856,262        2,171,875
    105,000 Integrated Health Services, Inc.       3,748,148        3,510,990
                                                ------------      -----------
                                                   5,604,410        5,682,865

            THIS SECTOR IS 1.4% ABOVE YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 0.3%
     30,000 Maytag Corp.                             956,844        1,023,750
     40,000 Office Depot, Inc.*<F3>                  678,328          807,520
                                                ------------      -----------
                                                   1,635,172        1,831,270

            THIS SECTOR IS 12.0% ABOVE YOUR FUND'S COST.

            INSURANCE - 1.5%
    185,000 Conseco, Inc.                          4,137,219        9,030,405

            THIS SECTOR IS 118.3% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 3.0%
     70,000 Callaway Golf Co.                      2,201,171        2,441,250
     90,000 Doubletree Corp.*<F3>                  4,492,500        4,342,500
     70,700 La Quinta Inns, Inc.                   1,533,026        1,665,904
     85,300 Polaroid Corp.                         3,873,423        4,366,336
     50,000 Prime Hospitality Corp.*<F3>             835,802        1,128,150
     45,000 Promus Hotel Corporation*<F3>          2,081,516        2,016,585
     59,000 Royal Caribbean Cruises Ltd.           2,424,452        2,581,250
                                                ------------      -----------
                                                  17,441,890       18,541,975

            THIS SECTOR IS 6.3% ABOVE YOUR FUND'S COST.

            MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 5.5%
     23,700 Applied Power Inc.                     1,410,093        1,491,631
    105,000 Carpenter Technology Corp.             4,509,100        5,197,500
    215,000 Cincinnati Milacron Inc.               5,659,172        5,778,125
    295,800 Coltec Industries Inc.*<F3>            5,672,095        6,396,675
    100,000 Dana Corp.                             4,654,122        4,937,500
    145,000 Trinity Industries, Inc.               5,501,903        6,996,250
    108,400 Tubos de Acero de Mexico SA ADR*<F3>   2,587,776        2,513,579
     25,000 Wyman-Gordon Co.*<F3>                    671,875          656,250
                                                ------------      -----------
                                                  30,666,136       33,967,510

            THIS SECTOR IS 10.8% ABOVE YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SERVICES - 0.3%
     50,000 VIVUS, Inc.*<F3>                       1,787,650        1,875,000

            THIS SECTOR IS 4.9% ABOVE YOUR FUND'S COST.

            NETWORKING - 3.6%
     98,000 3Com Corp.*<F3>                        3,488,981        5,022,500
    248,000 Bay Networks, Inc.*<F3>                6,248,784        9,579,000
    100,500 Cisco Systems Inc.*<F3>                6,246,400        7,342,831
                                                ------------      -----------
                                                  15,984,165       21,944,331

            THIS SECTOR IS 37.3% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 10.5%
    100,100 BJ Services Co.*<F3>                   4,680,785        7,432,425
     37,700 Cooper Cameron Corp.*<F3>              1,240,496        2,707,350
    102,400 EVI, Inc.*<F3>                         4,796,634        6,553,600
    139,800 J. Ray McDermott, S.A.*<F3>            3,805,408        6,850,200
     10,900 Marine Drilling Companies, Inc.*<F3>     196,200          340,625
    155,000 McDermott International, Inc.          4,120,008        5,657,500
      3,500 Noble Drilling Corp.*<F3>                 49,210          112,875
     55,600 Nuevo Energy Co.*<F3>                  2,032,300        2,661,850
     73,100 Pride International, Inc.*<F3>         2,071,919        2,485,400
    155,000 Rowan Companies, Inc.*<F3>             2,594,130        5,521,875
     41,600 Smith International, Inc.*<F3>         3,048,416        3,231,821
     20,000 USX-Marathon Group                       677,532          743,760
    105,000 Varco International, Inc.*<F3>         3,146,357        5,092,500
    142,200 Veritas DGC Inc.*<F3>                  4,123,806        6,052,459
    131,400 Vintage Petroleum, Inc.                4,178,986        6,471,450
     54,000 Weatherford Enterra Inc.*<F3>          2,094,613        2,878,902
                                                ------------      -----------
                                                  42,856,800       64,794,592

            THIS SECTOR IS 51.2% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 0.9%
    121,000 Mylan Laboratories Inc.                2,571,398        2,714,998
     45,500 Watson Pharmaceuticals Inc.*<F3>       2,197,162        2,718,625
                                                ------------      -----------
                                                   4,768,560        5,433,623

            THIS SECTOR IS 13.9% ABOVE YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED - 9.8%
     79,700 Advanced Micro Devices, Inc.*<F3>      2,197,391        2,595,271
     30,000 Altera Corp.*<F3>                      1,674,249        1,537,500
    150,000 Analog Devices, Inc.*<F3>              4,750,587        5,025,000
     40,000 Applied Materials, Inc.*<F3>           3,723,190        3,810,000
    165,000 Atmel Corp.*<F3>                       5,391,143        6,012,270
     61,000 Credence Systems Corp.*<F3>            2,073,993        2,973,750
     10,000 Cypress Semiconductor Corp.*<F3>         144,850          155,000
     63,500 International Rectifier Corp.*<F3>     1,082,284        1,484,313
     70,000 KLA-Tencor Corp.*<F3>                  4,333,190        4,729,410
    150,000 LSI Logic Corp.*<F3>                   4,897,700        4,818,750
    156,100 Micron Electronics, Inc.*<F3>          2,994,901        2,731,750
    320,000 National Semiconductor Corp.*<F3>      7,658,064       13,120,000
     64,000 Texas Instruments Inc.                 7,914,490        8,648,000
     90,000 VLSI Technology, Inc.*<F3>             2,045,415        3,121,920
                                                ------------      -----------
                                                  50,881,447       60,762,934

            THIS SECTOR IS 19.4% ABOVE YOUR FUND'S COST.

            SOFTWARE - 12.3%
    142,000 Autodesk, Inc.                         4,783,938        6,443,250
    215,000 BMC Software, Inc.*<F3>                9,991,345       13,921,250
    146,700 Cadence Design Systems, Inc.*<F3>      7,218,457        7,848,450
     94,300 Citrix Systems, Inc.*<F3>              4,779,392        4,747,439
    183,100 Computer Associates
              International, Inc.                 12,398,703       13,148,960
    116,300 Electronic Arts Inc.*<F3>              2,890,218        4,492,088
    137,200 Electronics for Imaging, Inc.*<F3>     5,128,408        6,997,200
     60,000 McAfee Associates, Inc.*<F3>           3,633,819        3,180,000
    206,600 Sterling Software, Inc.*<F3>           6,520,535        7,411,775
    234,400 Symantec Corp.*<F3>                    4,240,307        5,332,600
     50,500 Synopsys, Inc.*<F3>                    1,738,193        2,146,250
                                                ------------      -----------
                                                  63,323,315       75,669,262

            THIS SECTOR IS 19.5% ABOVE YOUR FUND'S COST.

            SPECIALTY RETAILING - 9.6%
    303,400 Best Buy Co., Inc.*<F3>                4,979,275        7,490,339
    190,000 Borders Group, Inc.*<F3>               3,414,357        5,225,000
    236,300 CompUSA Inc.*<F3>                      4,738,706        8,270,500
     20,000 Costco Companies, Inc.*<F3>              544,656          752,500
    134,200 Gap, Inc.                              6,537,529        6,718,455
     51,700 The Home Depot, Inc.                   2,761,198        2,694,862
     30,000 Mac Frugal's Bargains o
              Close-outs Inc.*<F3>                   638,994          915,000
    180,000 OfficeMax, Inc.*<F3>                   2,637,536        2,733,840
    300,000 PETsMART, Inc.*<F3>                    2,917,565        3,112,500
    145,500 Rite Aid Corp.                         6,583,927        8,066,229
     81,400 Staples, Inc.*<F3>                     1,799,705        2,248,675
     41,300 Stein Mart, Inc.*<F3>                  1,174,333        1,352,575
    209,000 Tandy Corp.                            6,947,920        7,027,625
     49,300 Tiffany & Co.                          1,721,751        2,095,250
     30,000 Zale Corp.*<F3>                          762,174          778,140
                                                ------------      -----------
                                                  48,159,626       59,481,490

            THIS SECTOR IS 23.5% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 5.3%
    170,000 Caliber System, Inc.                   5,972,049        9,222,500
    142,000 CNF Transportation Inc.                3,985,320        6,185,946
     19,800 Comair Holdings, Inc.                    410,355          532,125
     50,900 Gulfstream Aerospace Corp.*<F3>        1,461,581        1,476,100
     45,000 Hertz Corp.                            1,411,758        1,695,960
    211,900 Southwest Airlines Co.                 4,925,960        6,767,662
    160,400 US Airways Group, Inc.*<F3>            4,306,892        6,636,550
                                                ------------      -----------
                                                  22,473,915       32,516,843

            THIS SECTOR IS 44.7% ABOVE YOUR FUND'S COST.

            MISCELLANEOUS - 3.6%
     59,400 The B.F. Goodrich Company              2,385,059        2,687,850
    533,400 The Dial Corp.                         8,313,654        9,301,429
     60,500 The Lubrizol Corp.                     2,245,677        2,541,000
    286,000 Philip Services Corp.*<F3>             4,470,140        5,219,500
     40,200 Precision Castparts Corp.              2,233,968        2,613,000
                                                ------------      -----------
                                                  19,648,498       22,362,779
                                                ------------      -----------

            THIS SECTOR IS 13.8% ABOVE YOUR FUND'S COST.
                                                ------------      -----------
            Total common stocks                  480,431,828      610,609,230

SHORT-TERM INVESTMENTS - 1.7% (A)<F4>
            COMMERCIAL PAPER - 1.6%
$5,000,000 Smith Barney,
            due 10/01/97, discount of 5.80%        5,000,000        5,000,000
  5,000,000 Ford Motor Credit Co.,
            due 10/02/97, discount of 5.90%        4,999,181        4,999,181
                                                ------------      -----------
            Total commercial paper                 9,999,181        9,999,181

            VARIABLE-RATE DEMAND NOTES - 0.1%
    663,368 Wisconsin Electric Power Company         663,368          663,368
                                                ------------      -----------
            Total short-term investments          10,662,549       10,662,549
                                                ------------      -----------
            Total investments                   $491,094,377      621,271,779
                                                ============

            LIABILITIES, LESS CASH AND
            RECEIVABLES (0.6%) (A)<F4>                            (3,910,127)
                                                                -------------

              NET ASSETS                                         $617,361,652
                                                                =============

            Net Asset Value Per Share
            ($0.01 par value 100,000,000
            shares authorized), offering
            and redemption price
            ($617,361,652 / 17,254,004
            shares outstanding)                                        $35.78
                                                                      =======


*<F3>Non-income producing security.
 (a)<F4>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1997

INCOME:
 Dividends                                                         $1,812,619
 Interest                                                             807,034
                                                                 ------------
  Total income                                                      2,619,653
                                                                 ------------

EXPENSES:
 Management fees                                                    4,414,637
 Custodian fees                                                       113,164
 Administrative services                                               93,575
 Registration fees                                                     69,110
 Professional fees                                                     34,486
 Printing and postage fees                                             28,928
 Transfer agent fees                                                   13,581
 Other expenses                                                         7,156
                                                                 ------------
  Total expenses                                                    4,774,637
                                                                 ------------
NET INVESTMENT LOSS                                               (2,154,984)
                                                                 ------------
NET REALIZED GAIN ON INVESTMENTS                                   97,695,857
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             69,826,600
                                                                 ------------
NET GAIN ON INVESTMENTS                                           167,522,457
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $165,367,473
                                                                 ============

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 1997 and 1996

                                                          1997           1996
                                                         -----          -----
OPERATIONS:
  Net investment loss                             $(2,154,984)   $(1,144,852)
  Net realized gain (loss) on investments           97,695,857    (7,503,424)
  Net increase in unrealized appreciation on
    investments                                     69,826,600     37,923,232
                                                  ------------    -----------
  Net increase in net assets resulting
    from operations                                165,367,473     29,274,956
                                                  ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains
    ($1.10564 per share)                                    --  (7,884,335)*<F5>
                                                  ------------    -----------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued (7,155,367 and
    9,072,193 shares, respectively)                205,952,295    209,837,352
  Net asset value of shares issued in
    distributions 0 and 344,224 shares,
    respectively)                                           --      7,555,722
  Cost of shares redeemed (3,815,950 and
    2,271,339 shares, respectively)              (105,417,172)   (52,267,216)
                                                  ------------    -----------
  Net increase in net assets derived from
    Fund share activities                          100,535,123    165,125,858
                                                  ------------    -----------
  TOTAL INCREASE                                   265,902,596    186,516,479

NET ASSETS AT THE BEGINNING OF THE YEAR            351,459,056    164,942,577
                                                  ------------    -----------
NET ASSETS AT THE END OF THE YEAR                 $617,361,652   $351,459,056
                                                  ============   ============

*<F5>Total distribution includes $6,929,563 of ordinary income, of which 5% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

                           BRANDYWINE BLUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                      YEARS ENDED SEPTEMBER 30,
                                         1997        1996         1995        1994         1993        1992        1991+<F6>
                                        -----       -----       ------      ------       ------      ------      -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period   $25.26      $24.37       $17.18      $19.11       $12.95      $13.09       $10.01
Income from investment operations:
  Net investment (loss) income      (0.10)(1)   (0.05)(1)         0.00        0.04       (0.06)      (0.04)         0.03
                                         <F7>        <F7>
  Net realized and unrealized
    gains on investments                10.62        2.05         7.30        0.36         6.22        0.52         3.05
                                        -----       -----       ------      ------       ------      ------      -------
Total from investment operations        10.52        2.00         7.30        0.40         6.16        0.48         3.08
Less distributions:
  Dividend from net investment income      --          --          --          --           --       (0.03)          --
  Distributions from net realized gains    --      (1.11)       (0.11)      (2.33)          --       (0.59)          --
                                        -----       -----       ------      ------       ------      ------      -------
Total from distributions                   --      (1.11)       (0.11)      (2.33)          --       (0.62)          --
                                        -----       -----       ------      ------       ------      ------      -------
Net asset value, end of period         $35.78      $25.26       $24.37      $17.18       $19.11      $12.95       $13.09
                                      =======     =======      =======     =======      =======     =======      =======
Total Investment Return                 41.6%        8.9%        42.8%        2.8%        47.6%        4.0%       45.1%*<F8>

Ratios/Supplemental Data:
  Net assets, end of period
     (in 000's $)                     617,362     351,459      164,943      29,086        6,373       4,270        3,975
  Ratio of expenses (after
    reimbursement) to average
    net assets**<F9>                    1.08%       1.13%        1.31%       1.80%        2.00%       2.00%       1.97%*<F8>
  Ratio of net investment (loss)
   income to average net assets***<F10>(0.5%)      (0.4%)       (0.4%)      (0.4%)       (0.6%)      (0.3%)        0.6%*<F8>
  Portfolio turnover rate              202.1%      196.9%       174.1%      220.3%       144.3%      191.9%      115.3%*<F8>
 Average commission rate paid****<F11>$0.0593     $0.0599

+<F6>For the period from January 10, 1991 (commencement of operations) to September 30, 1991.
(1)<F7>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
*<F8>Annualized.
**<F9>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 2.09% and 2.44% for the years ended September 30, 1993 and 1992, respectively, and 3.00%*<F8> for the period ended September 30, 1991.
***<F10>The ratio of net investment income (loss) prior to adviser's expense limitation undertaking to average net assets for the years ended
September 30, 1993 and 1992 and for the period ended September 30, 1991 would have been (0.7%), (0.7%) and (0.5%)*<F8>, respectively.
****<F11>Disclosure required for fiscal years beginning after September 1, 1995.

The accompanying notes to financial statements are an integral part of this statement.


                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1997

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Blue Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amount of securities for Federal income tax purposes aggregates $491,344,082. The difference between cost amounts for book purposes and tax purposes is due to deferred wash losses.

     (b) Net realized gains and losses on common stock are com-puted on the basis of the cost of specific certificates.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders. The Fund intends to declare a distribution of all net realized gains to be paid on October 28, 1997 to shareholders of record of October 24, 1997. Net realized gains to be distributed will be offset by net capital losses of $2,505,300 which originated in the fiscal year ended September 30, 1996.

(4)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 1997, purchases and proceeds of sales of investment securities (excluding short-term investments) were $954,306,813 and $859,157,748, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 1997, liabilities of the Fund included the following:

  Payable to brokers for investments purchased                     $8,278,666
  Payable to Adviser for management fees                              492,737
  Other liabilities                                                    66,929

(6)  SOURCES OF NET ASSETS

     As of September 30, 1997, the sources of net assets were as follows:

  Fund shares issued and outstanding                             $399,146,801
  Net unrealized appreciation on investments                      130,177,402
  Undistributed net realized gains and losses                      88,037,449
                                                                -------------
                                                                 $617,361,652
                                                                =============

     Aggregate net unrealized appreciation as of September 30, 1997 consisted of the following:

  Aggregate gross unrealized appreciation                        $134,137,964
  Aggregate gross unrealized depreciation                         (3,960,562)
                                                                -------------
  Net unrealized appreciation                                    $130,177,402
                                                                =============

CAPITAL GAINS WATCH . . .

You had an excellent year! And, that means the fast approaching October distribution will be big. As of September 30, the APPROXIMATE amount is $5.08 per share, $2.30 in short term gains and $2.78 long term gains. These amounts may change slightly before the distribution is made on October 27, 1997. All shareholders of record as of October 24, 1997 will receive the distribution which will be paid to you on October 28, 1997.

With the new tax bill signed this summer including a maximum 20 percent tax rate on some of those gains, there are sure to be differences in how much tax you'll actually have to pay. Updated data will be sent with 1997 Form 1099s to enable you to have accurate information to complete your 1997 Schedule D to be included with your income tax returns.

Please continue emailing us your comments. You can write us at bfunds@friess.com. Lynda Campbell, Al Kirchner, Jenni Weldon, or I will be glad to answer your emails. We look forward to hearing from you!
Rebecca Buswell

ON THE CUTTING EDGE . . .

X-RAY BY COMPUTER

Standard dental X-rays may become a thing of the past. Schick Technologies, Inc. of Long Island City, New York has developed a technology called CDR (computed dental radiography). The system produces digitized X-ray images that are larger and sharper than traditional X-ray films, making diagnosis easier and more accurate. CDR eliminates the time and cost of processing negatives, and it can easily transmit images over phone lines to obtain a second opinion or insurance approval.

20/20 VISION WITHOUT GLASSES, CONTACTS, OR LASER SURGERY

The University of California San Francisco is participating in large scale clinical trials of the Intrastromal Corneal Ring Segment, a new technology to give nearsighted people clear vision without using corrective lenses or undergoing surgeries that cut the center of the optical zone. Two thin polymer ring segments are inserted at the very front of the eye to reshape the cornea. This quick out-patient procedure is reversible and adjustable; the corneal ring cannot be felt and is about as visible as a contact lens.

INFORMATION OVERLOAD

Too many I.D. cards, too many passwords, too many pin numbers? Vissage Technology in Littleton, Massachusetts offers one alternative -- a patented facial recognition software for instant identification. Their system snaps a digital picture, converts key facial features into a series of numerical values, and stores the information on a database. Searching for one face among millions takes only seconds. So far, seven states have converted their drivers' licenses to the system; Massachusetts and New York's welfare agencies have started using the system to reduce fraud.

                               BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

(800) 656-3017
P.O. Box 4166, Greenville, DE 19807
bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice President; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell
Report Staff: Margaret Barton, Adam Rieger, Paul R. Robinson, Jennifer Weldon